Securities and Exchange Commission
                          Washington, D.C. 20549


                                 Form 8-K

                              Current Report


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):
                            December 23, 1997



                         Cadiz Land Company, Inc.
            (Exact name of issuer as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)


                   0-12114                       77-0313235
         (Commission File Number)     (IRS Employer Identification No.)



       100 Wilshire Boulevard, Suite 1600, Santa Monica, CA 90401
   (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (310) 899-4700

ITEM 5.  OTHER EVENTS

       Attached hereto as Exhibit 99.1 is a copy of a press release dated December 23, 1997 as issued by the Registrant.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

                 (a) Not applicable

                 (b) Not applicable

                 (c) Exhibit 99.1  Press Release dated December 23, 1997




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CADIZ LAND COMPANY, INC.
                                                   (Registrant)



                                         By:    /s/ Susan K. Chapman
                                         -----------------------------
                                             Susan K. Chapman
                                             Secretary

Dated:  December 24, 1997